UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 1, 2024

WestRock Company

(Exact name of registrant as specified in its charter)

Delaware	001-38736	37-1880617
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1000 Abernathy Road, Atlanta, Georgia	30328
(Address of principal executive offices)	(Zip Code)

(770) 448-2193

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $0.01 per share	WRK	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

As previously disclosed, WestRock Company (“WestRock”) entered into a Transaction Agreement (the “Transaction Agreement”), dated as of September 12, 2023, with Smurfit Kappa Group plc (“Smurfit Kappa”), Smurfit WestRock plc (formerly known as Smurfit WestRock Limited and prior to that known as Cepheidway Limited) (“Smurfit WestRock”) and Sun Merger Sub, LLC, a wholly owned subsidiary of Smurfit WestRock (“Merger Sub”). Pursuant to the terms of the Transaction Agreement, on July 5, 2024, (i) Smurfit WestRock acquired Smurfit Kappa by means of a scheme of arrangement (the “Scheme”), and each issued ordinary share of Smurfit Kappa was exchanged for one ordinary share of Smurfit WestRock, as a result of which Smurfit Kappa became a wholly owned subsidiary of Smurfit WestRock, and (ii) following the implementation of the Scheme, Merger Sub merged with and into WestRock (the “Merger,” and together with the Scheme, the “Combination”), with WestRock surviving the Merger and becoming a wholly owned subsidiary (the “Surviving Corporation”) of Smurfit WestRock. The effective time of the Merger is referred to as the “Merger Effective Time.” The date on which the Merger Effective Time occurs is referred to as the “Closing Date.” Capitalized terms used herein but not otherwise defined herein have the meaning set forth in the Transaction Agreement.

Item 1.01.	Entry Into a Material Definitive Agreement.

Commercial Paper Program

On July 5, 2024, WRKCo Inc., a Delaware corporation and wholly owned subsidiary of WestRock (“WRKCo”), entered into definitive documentation to amend and restate its unsecured commercial paper program (as so amended and restated, the “CP Program”) previously established on December 7, 2018 pursuant to which WRKCo may issue short-term, unsecured commercial paper notes (the “CP Notes”). Amounts available under the CP Program may be borrowed, repaid and re-borrowed from time to time, with the aggregate principal amount of CP Notes outstanding under the CP Program at any time not to exceed $1.0 billion. The net proceeds of issuances of the CP Notes are expected to be used for general corporate purposes.

The maturities of the CP Notes will vary but may not exceed 397 days from the date of issue. The CP Notes will be sold under customary terms in the commercial paper market and will be issued at a discount from par or, alternatively, will be issued at par and bear varying interest rates on a fixed or floating basis.

Initially, three commercial paper dealers will act as dealers under the CP Program (each a “Dealer” and, collectively, the “Dealers”) pursuant to the terms and conditions of an amended and restated commercial paper dealer agreement entered into among WRKCo, the Guarantors (as defined below) and each Dealer (as so amended and restated, each, a “Dealer Agreement”). A national bank will act as issuing and paying agent under the CP Program.

WestRock, WestRock MWV, LLC, a Delaware limited liability company (“MWV”), WestRock RKT, LLC, a Georgia limited liability company (“RKT” and together with WestRock, WRKCo and MWV, the “WestRock Guarantors”), Smurfit WestRock US Holdings Corporation, a Delaware corporation (“US Holdings”), Smurfit WestRock, Smurfit Kappa Treasury Unlimited Company, a public unlimited company incorporated under the laws of Ireland (“SKT”), Smurfit Kappa Acquisitions Unlimited Company, a public unlimited company incorporated under the laws of Ireland (“SKA”), Smurfit Kappa, Smurfit Kappa Investments Limited, a private limited company incorporated under the laws of Ireland (“SKI”), Smurfit Kappa Treasury Funding Designated Activity Company, a designated activity company incorporated under the laws of Ireland (“SKTF”), and Smurfit International B.V., a private company with limited liability (besloten vennootschap met beperkte aansprakelijkheid) incorporated under the laws of The Netherlands (“SIBV” and together with US Holdings, Smurfit WestRock, SKT, SKA, Smurfit Kappa, SKI and SKTF, the “New Smurfit Guarantors”) (together with the WestRock Guarantors, the “Guarantors”), have agreed to guarantee payment in full of the principal of and interest (if any) on the CP Notes, pursuant to a guarantee delivered by the Guarantors (other than WRKCo).

Each Dealer Agreement provides the terms under which the applicable Dealer will either purchase CP Notes from WRKCo or arrange for the sale of the CP Notes by WRKCo to one or more purchasers, in each case pursuant to an exemption from federal and state securities laws. Each Dealer Agreement contains customary representations, warranties, covenants and indemnification provisions. The Dealer Agreements are substantially identical in all material respects except as to the parties thereto and the notice provisions.

The CP Notes have not been and will not be registered under the Securities Act of 1933, as amended (the “Securities Act”), or state securities laws and may not be offered or sold in the United States absent registration or an applicable exemption from the registration requirements of the Securities Act and applicable state laws. The information contained in this Current Report on Form 8-K is neither an offer to sell nor a solicitation of an offer to buy any securities.

The foregoing summary of the Dealer Agreements does not purport to be complete and is subject to, and qualified in its entirety by, the full text of the Dealer Agreements, a form of which is attached hereto as Exhibit 10.1 and is incorporated herein by reference.

WRKCo Supplemental Indentures

WRKCo is a party to (i) an indenture, dated as of August 24, 2017, by and among WRKCo, WestRock, MWV, RKT and The Bank of New York Mellon Trust Company, N.A., as trustee (as amended and supplemented from time to time, the “WRKCo 2017 Indenture”) under which WRKCo has issued and outstanding an aggregate principal amount of $600 million 3.750% Senior Notes due 2025, an aggregate principal amount of $500 million 3.375% Senior Notes due 2027 and an aggregate principal amount of $600 million 4.000% Senior Notes due 2028 and (ii) an indenture, dated as of December 3, 2018, by and among WRKCo, WestRock, MWV, RKT and The Bank of New York Mellon Trust Company, N.A., as trustee (as amended and supplemented from time to time, the “WRKCo 2018 Indenture” and together with the WRK 2017 Indenture, the “WRK Indentures”) under which WRKCo has issued and outstanding an aggregate principal amount of $750 million 4.650% Senior Notes due 2026, an aggregate principal amount of $500 million 3.900% Senior Notes due 2028, an aggregate principal amount of $750 million 4.900% Senior Notes due 2029, an aggregate principal amount of $500 million 4.200% Senior Notes due 2032 and an aggregate principal amount of $600 million 3.000% Senior Notes due 2033.

On the Closing Date, WRKCo, the Guarantors (other than WRKCo) and The Bank of New York Mellon Trust Company, N.A., as trustee under the WRK Indentures, entered into (i) the Sixth Supplemental Indenture to the WRKCo 2017 Indenture and (ii) the Fifth Supplemental Indenture to the WRKCo 2018 Indenture (together, the “WRKCo Supplemental Indentures”), in each case, pursuant to which each New Smurfit Guarantor agreed to guarantee the obligations of WRKCo under the WRKCo Indentures.

The foregoing summary of the WRKCo Supplemental Indentures does not purport to be complete and is subject to, and qualified in its entirety by, reference to the WRKCo Supplemental Indentures, copies of which are filed as Exhibits 4.1 and 4.2, as applicable, and incorporated herein by reference.

MWV Supplemental Indentures

MWV is a party to (i) an indenture, dated as of March 1, 1983, between MWV, WRKCo, WestRock, RKT and The Bank of New York Mellon, as trustee (as amended and supplemented from time to time, the “MWV 1983 Indenture”), under which MWV has issued and outstanding an aggregate principal amount of $400 million 8.200% Debentures due 2030 and an aggregate principal amount of $300 million 7.950% Debentures due 2031; (ii) an indenture, dated as of February 1, 1993, between MWV, WRKCo, WestRock, RKT and The Bank of New York Mellon, as trustee (as amended and supplemented from time to time, the “MWV 1993 Indenture”), under which MWV has issued and outstanding an aggregate principal amount of $3 million 6.840% Debentures due 2037 and an aggregate principal amount of $150 million 7.550% Debentures due 2047; and (iii) an indenture, dated as of April 2, 2002, between MWV, WRKCo, WestRock, RKT and The Bank of New York Mellon, as trustee (as amended and supplemented from time to time, the “MWV 2002 Indenture” and, together with the MWV 1983 Indenture and the MWV 1993 Indenture, the “MWV Indentures”), under which MWV has issued and outstanding an aggregate principal amount of $76 million 6.800% Debentures due 2032.

On the Closing Date, MWV, and the New Smurfit Guarantors entered into (i) the Fifth Supplemental Indenture to the MWV 1983 Indenture, (ii) the Sixth Supplemental Indenture to the MWV 1993 Indenture and (iii) the Third Supplemental Indenture to the MWV 2002 Indenture (collectively, the “MWV Supplemental Indentures), in each case, pursuant to which each New Smurfit Guarantor agreed to guarantee the obligations of MWV under the MWV Indentures.

The foregoing summary of the MWV Indentures and the MWV Supplemental Indentures does not purport to be complete and is subject to, and qualified in its entirety by, reference to the MWV Indentures and the MWV Supplemental Indentures, copies of which are filed as Exhibits 4.9 through 4.25, as applicable, and incorporated herein by reference.

SKA Supplemental Indentures

SKA is a party to (i) an indenture, dated as of February 16, 2015, by and among SKA, the guarantors named therein, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, acting through its London Branch, as principal paying agent and transfer agent, and Deutsche Bank Luxembourg S.A., as registrar (as supplemented from time to time, the “SKA 2015 Indenture”) under which SKA has issued and outstanding an aggregate principal amount of €250 million 2.75% Senior Notes due 2025 and (ii) an indenture, dated as of June 28, 2018, by and among SKA, the guarantors named therein, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, acting through its London Branch, as principal paying agent, and Deutsche Bank Luxembourg S.A., as transfer agent and registrar (as amended and supplemented from time to time, the “SKA 2018 Indenture”) under which SKA has issued an aggregate principal amount of €1.0 billion 2.875% Senior Notes due 2026 (together, the “SKA Indentures”).

On the Closing Date, SKA, Smurfit WestRock, US Holdings, the WestRock Guarantors and Deutsche Trustee Company Limited, as trustee under the SKA Indentures, entered into (i) the First Supplemental Indenture to the SKA 2015 Indenture and (ii) the Third Supplemental Indenture to the SKA 2018 Indenture (together, the “SKA Supplemental Indentures”), in each case, pursuant to which each WestRock Guarantor, Smurfit WestRock and US Holdings agreed to guarantee the obligations of SKA under the SKA Indentures.

The foregoing summary of the SKA Supplemental Indentures does not purport to be complete and is subject to, and qualified in its entirety by, reference to the SKA Supplemental Indentures, copies of which are filed as Exhibits 4.3 and 4.4 hereto, as applicable, and incorporated herein by reference.

SKT Supplemental Indentures

SKT is a party to (i) an indenture, dated as of September 16, 2019, by and among SKT, the guarantors named therein, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, acting through its London Branch, as principal paying agent, and Deutsche Bank Luxembourg S.A., as transfer agent and registrar (as amended and supplemented from time to time, the “SKT 2019 Indenture”) under which SKT has issued and outstanding an aggregate principal amount of €750 million 1.50% Senior Notes due 2027, (ii) an indenture, dated as of September 22, 2021, by and among SKT, the guarantors named therein, Deutsche Trustee Company Limited, as trustee, Deutsche Bank AG, acting through its London Branch, as principal paying agent, and Deutsche Bank Luxembourg S.A., as transfer agent and registrar (as amended and supplemented from time to time, the “SKT 2021 Indenture”) under which SKT has issued and outstanding an aggregate principal amount of €500 million 0.50% Senior Notes due 2029 and an aggregate principal amount of €500 million 1.00% Senior Notes due 2033 and (iii) an indenture, dated as of April 3, 2024, by and among SKT, the guarantors named therein, Deutsche Bank Trust Company Americas, as trustee, paying agent, transfer agent and registrar (as amended and supplemented from time to time, the “SKT 2024 Indenture”) under which SKT has issued and outstanding an aggregate principal amount of $750 million 5.200% Senior Notes due 2030, an aggregate principal amount of $1.0 billion 5.438% Senior Notes due 2034 and an aggregate principal amount of $1.0 billion 5.777% Senior Notes due 2054.

On the Closing Date, SKT, Smurfit WestRock, US Holdings, the WestRock Guarantors and Deutsche Trustee Company Limited, as trustee under the SKT Indentures, entered into (a) the Second Supplemental Indenture to the SKT 2019 Indenture, (b) the Second Supplemental Indenture to the SKT 2021 Indenture and (c) the First Supplemental Indenture to the SKT 2024 Indenture (collectively, the “SKT Supplemental Indentures”), in each case, pursuant to which each WestRock Guarantor, Smurfit WestRock and US Holdings agreed to guarantee the obligations of SKT under the SKT Indentures.

The foregoing summary of the SKT Supplemental Indentures does not purport to be complete and is subject to, and qualified in its entirety by, reference to the SKT Supplemental Indentures, copies of which are filed as Exhibits 4.5, 4.6 and 4.7 hereto, as applicable, and incorporated herein by reference.

SKTF Supplemental Indenture

SKTF is a party to an indenture, dated as of November 15, 1995, by and among SKTF, the guarantors named therein, The Bank of New York Mellon, as trustee (the “SKTF Indenture”) under which SKTF has issued and outstanding an aggregate amount of $292.3 million 7.5% Debentures due 2025.

On the Closing Date, SKTF, Smurfit WestRock, US Holdings, the WestRock Guarantors and The Bank of New York Mellon, as trustee under the SKTF Indenture, entered into the First Supplemental Indenture to the SKTF Indenture (the “SKTF Supplemental Indenture”), pursuant to which each WestRock Guarantor, Smurfit WestRock and US Holdings agreed to guarantee the obligations of SKTF under the SKTF Indenture.

The foregoing summary of the SKTF Supplemental Indenture does not purport to be complete and is subject to, and qualified in its entirety by, reference to the SKA Supplemental Indenture, a copy of which is filed as Exhibit 4.8 hereto and incorporated herein by reference.

Guarantee of New Credit Agreement

On June 28, 2024, each of SKA and SKT entered into a Multicurrency Term and Revolving Facilities Agreement, among inter alia, SKA, SKT, the Original Guarantors (as defined therein), the Financial Institutions (as defined therein) from time to time party thereto and Wells Fargo Bank, National Association, as agent (the “New Credit Agreement”), providing for (i) a USD term loan facility in an aggregate principal amount of $600 million (the “USD Term Loan Facility”), (ii) a multicurrency revolving loan facility in an aggregate principal amount of $4.5 billion (the “Revolving Credit Facility”) and (iii) a swingline sub-facility in an aggregate principal amount of $500 million, which backstops the CP Program. On July 2, 2024, each WestRock Guarantor and US Holdings entered into an Accession Letter to guarantee the obligations of SKA and SKT under the New Credit Agreement, effective on the Merger Effective Time (collectively, the “Accession Letters”). On July 2, 2024, the USD Term Loan Facility was cancelled following entry into the CoBank Amendment (as defined below). On July 5, 2024, Smurfit WestRock entered into an Accession Letter to guarantee the obligations of SKT and SKA under the New Credit Agreement, effective on the Merger Effective Time.

Loans under the Revolving Credit Facility may be drawn in USD, Euro, Pounds Sterling, Swiss Francs, Japanese Yen, Swedish Kronor and Canadian Dollars, with a borrower (or the obligors’ agent on behalf of a borrower) selecting the currency of a loan under the Revolving Credit Facility. Loans under the Revolving Credit Facility will bear interest at (a) in the case of loans denominated in USD, Term SOFR, (b) in the case of loans denominated in Euro, EURIBOR, (c) in the case of loans denominated in Pounds Sterling, SONIA, (d) in the case of loans denominated in Swiss Francs, SARON, (d) in the case of loans denominated in Japanese Yen, TONAR, (e) in the case of loans denominated in Swedish Kronor, STIBOR, and (f) in the case of loans denominated in Canadian Dollars, CORRA, and in each case plus an applicable interest rate margin that will fluctuate between 0.30% per annum and 0.85% per annum, based upon Smurfit WestRock’s corporate credit ratings at such time. The New Credit Agreement provides for the reduction of the applicable interest rate margin upon the satisfaction of key performance indicators and sustainability performance targets to be established as set forth therein. Term SOFR loans will be subject to a credit spread adjustment equal to 0.10% per annum. In addition, unused revolving commitments under the Revolving Credit Facility will accrue a commitment fee equal to 35% of the applicable interest rate margin. The Revolving Credit Facility also requires the payment of a utilization fee ranging from 0.00% to 0.40% per annum on outstanding revolving loans, based on the utilization rate of the Revolving Credit Facility. The Revolving Credit Facility has an initial term of five years from the date of the New Credit Agreement, which may be extended on two occasions by up to an aggregate of two years. Loans under the Revolving Credit Facility may be prepaid at any time without premium. The Revolving Credit Facility is unsecured.

The New Credit Agreement contains usual and customary representations and warranties, and usual and customary affirmative and negative covenants, including negative pledge, disposals, indebtedness and mergers. The New Credit Agreement does not impose any financial covenants. The New Credit Agreement also contains usual and customary events of default, including: non-payment of principal, interest, fees and other amounts; breach of obligations, material breach of a representation or warranty; cross-acceleration and payment default on certain other debt; bankruptcy or insolvency; unlawfulness and repudiation, the occurrence of which, following any applicable grace period, would permit the lenders to, among other things, declare the principal, accrued interest and other obligations under the New Credit Agreement to be immediately due and payable.

The foregoing summary of the New Credit Agreement and the Accession Letters does not purport to be complete and is subject to, and qualified in its entirety by, reference to the New Credit Agreement and the Accession Letters, copies of which are filed as Exhibits 10.2, 10.3, 10.4, 10.5 and 10.6 hereto, as applicable, and incorporated herein by reference.

Existing CoBank Credit Facility

On July 1, 2024, WestRock Southeast, LLC, as borrower, WestRock and certain subsidiaries of WestRock entered into the Second Amendment to the Amended and Restated Credit Agreement, dated as of July 7, 2022, by and among WestRock Southeast, LLC and certain subsidiaries of WestRock, the lenders party thereto and CoBank, ACB, as administrative agent, as amended on September 27, 2023, and as further amended from time to time (the “CoBank Amendment”). The CoBank Amendment became effective on July 5, 2024. Pursuant to the CoBank Amendment, the New Smurfit Guarantors agreed to guarantee the obligations owed thereunder and to amend certain terms and conditions in connection with the consummation of the Merger.

The foregoing summary of the CoBank Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the CoBank Amendment, a copy of which is filed as Exhibit 10.7 hereto and incorporated herein by reference.

Existing Accounts Receivables Securitization Facility

On the Closing Date, WestRock, solely in its role as existing parent, Smurfit WestRock, solely in its role as new parent, WestRock Financial, Inc., as borrower (“WFI”), WestRock Converting, LLC, as servicer (the “Servicer”), and certain of WestRock’s subsidiaries, as originators (the “Originators”), entered into Omnibus Amendment No. 3 (“Omnibus Amendment”) amending (i) the Eighth Amended and Restated Credit and Security Agreement, dated as of July 22, 2016 (as amended, modified or supplemented through the Closing Date, the “Credit and Security Agreement”), by and among WFI, the Servicer, Coöperatieve Rabobank U.A., New York Branch (“Rabo”), as administrative agent, and the lenders from time to time party thereto, and (ii) the Sixth Amended and Restated Receivables Sale Agreement, dated as of July 22, 2016 (as amended, modified or supplemented through the Closing Date), by and among the Originators and WFI, relating to WestRock’s accounts receivable securitization facility (the “Receivables Securitization Facility”). The Omnibus Amendment provides for, among other things, (i) extension of the scheduled termination date of the Receivables Securitization Facility until June 30, 2027, (ii) release of WestRock, as existing performance guarantor, and replacement with Smurfit WestRock, as new performance guarantor, and Smurfit WestRock entering into a new performance undertaking in favor of WFI, (iii) amendments to certain amortization events and termination events and (iv) amendment of certain other terms and conditions in connection with the consummation of the Merger.

The foregoing summary of the Omnibus Amendment does not purport to be complete and is subject to, and qualified in its entirety by, reference to the Omnibus Amendment, a copy of which is filed as Exhibit 10.8 hereto and incorporated herein by reference.

Some or all of the parties to the agreements set forth in this Item 1.01, or their affiliates, have in the past provided investment banking, commercial banking services or other financial advisory services to WestRock and its affiliates for which they received customary fees and expenses, and they may provide similar services in the future.

Item 1.02.	Termination of a Material Definitive Agreement.

On the Closing Date, all outstanding commitments were terminated and all outstanding loans were repaid under each of (i) the Credit Agreement, dated as of July 7, 2022, as amended on August 18, 2022 and September 27, 2023, and as further amended from time to time, by and among WestRock and certain of its subsidiaries, the lenders party thereto and Wells Fargo Bank, National Association, as administrative agent and multicurrency agent and (ii) the

Credit Agreement, dated as of July 7, 2022, as amended from time to time, by and among WestRock and certain of its subsidiaries, the lenders party thereto and Rabo, as administrative agent.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note and in Items 3.03, 5.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 2.01.

Pursuant to the Transaction Agreement, at the Merger Effective Time, each share of common stock, par value $0.01 per share, of WestRock (the “WestRock Common Stock”), issued and outstanding immediately prior to the Merger Effective Time (other than shares held by a holder of record who did not vote in favor of the approval and adoption of the Transaction Agreement (or consent thereto in writing) and properly demanded appraisal of such shares), was cancelled and automatically converted into the right to receive, without interest, $5.00 in cash (the “Cash Consideration”) and one validly issued, fully paid and non-assessable ordinary share of Smurfit WestRock (a “Smurfit WestRock Share,” each such Smurfit WestRock Share, the “Share Consideration” and, together with the Cash Consideration, the “Merger Consideration”), and all shares of the WestRock Common Stock owned by WestRock, any subsidiary of WestRock, Smurfit Kappa, Merger Sub or any of their respective subsidiaries was cancelled and ceased to exist, and no consideration was delivered in exchange therefor.

In addition, pursuant to the Transaction Agreement, at the Merger Effective Time:

(i)	each option to purchase shares of WestRock Common Stock (each a “WestRock Option”) granted under any equity plan of WestRock so designated under the Transaction Agreement (each, a “WestRock Equity Plan”) that was outstanding, unexercised and held by a current employee or independent contractor of WestRock or its subsidiaries as of immediately prior to the Merger Effective Time, whether or not then vested or exercisable, was assumed by Smurfit WestRock and was converted into an option to acquire (a) that number of whole Smurfit WestRock Shares (rounded down to the nearest whole number of shares) equal to the product obtained by multiplying (x) the number of shares of WestRock Common Stock subject to such WestRock Option by (y) the Equity Award Exchange Ratio, (b) at an exercise price per Smurfit WestRock Share (rounded up to the nearest whole cent) equal to the quotient obtained by dividing (x) the exercise price per share of WestRock Common Stock of such WestRock Option by (y) the Equity Award Exchange Ratio;

(ii)	each WestRock Option granted under any WestRock Equity Plan that was outstanding, unexercised and held by an individual who was not a current employee or independent contractor of WestRock or its subsidiaries as of immediately prior to the Merger Effective Time was cancelled in consideration for the right to receive, within ten business days following the Merger Effective Time, the Merger Consideration, without interest and less applicable withholding taxes, in respect of each net WestRock option share, as calculated in accordance with the Transaction Agreement subject to such WestRock Option immediately prior to the Merger Effective Time;

(iii)	each outstanding award of restricted stock units that corresponds to a number of shares of WestRock Common Stock (each, a “WestRock RSU Award”) under any WestRock Equity Plan other than a WestRock Director RSU Award (as defined below) was assumed by Smurfit WestRock and was converted into (a) an award of restricted stock units corresponding to a number of Smurfit WestRock Shares (rounded down to the nearest whole number of shares) equal to the product obtained by multiplying (1) the number of shares of WestRock Common Stock subject to such WestRock RSU Award as of immediately prior to the Merger Effective Time by (2) the Share Consideration and (b) an unvested cash award equal to the product obtained by multiplying (1) the number of shares of WestRock Common Stock subject to such WestRock RSU Award as of immediately prior to the Merger Effective Time by (2) the Cash Consideration. In the case of a performance-based WestRock RSU Award, the number of shares of WestRock Common Stock subject to such WestRock RSU Award as of immediately prior to the Merger Effective Time was determined by deeming the applicable performance goals for any performance period that had not been completed as of the Merger Effective Time to have been achieved at the greater of the target level and the average of the actual level of performance of similar awards over the last three years prior to the Closing Date, except that the performance goals for any performance-based WestRock RSU Award granted after the date of the Transaction Agreement was deemed achieved at the target level of performance; and

(iv)	each outstanding WestRock RSU Award that was granted to a non-employee member of the board of directors of WestRock (a “WestRock Director RSU Award”) was fully vested as of immediately prior to the Merger Effective Time, and all rights in respect thereof was cancelled and automatically converted into a number of shares of WestRock Common Stock equal to the number of shares of WestRock Common Stock underlying such WestRock Director RSU Award, except that delivery of the Merger Consideration with respect to such WestRock Common Stock will be delayed to the extent necessary to comply with any applicable deferred compensation tax requirements.

The foregoing description of the Merger and the Transaction Agreement contained in this Item 2.01 does not purport to be complete and is subject to, and qualified in its entirety by reference to, the Transaction Agreement, which was filed by WestRock with the Securities and Exchange Commission (“SEC”) on September 12, 2023 as Exhibit 2.1 to the Current Report on Form 8-K, and is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.03.	Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

The information set forth in Item 1.01 of this Current Report on Form 8-K is incorporated by reference into this Item 2.03 insofar as it relates to the creation of a direct financial obligation of WestRock.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

The information set forth in Item 2.01 of this Current Report is incorporated by reference into this Item 3.01.

On July 5, 2024, WestRock notified the New York Stock Exchange (“NYSE”) that the Merger had been consummated and requested that the NYSE suspend trading of WestRock Common Stock on the NYSE prior to the opening of trading on July 8, 2024. WestRock also requested that the NYSE file with the SEC a notification of removal from listing and registration on Form 25 to effect the delisting of all shares of WestRock Common Stock from the NYSE, as well as the deregistration of such WestRock Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (“Exchange Act”). As a result, the WestRock Common Stock will no longer be listed on the NYSE.

In addition, WestRock intends to file with the SEC a certification on Form 15, requesting the termination of registration of the shares of WestRock Common Stock under Section 12(g) of the Exchange Act, if any, and the suspension of WestRock’s reporting obligations under Sections 13 and 15(d) of the Exchange Act with respect to the shares of WestRock Common Stock.

Item 3.03.	Material Modification to Rights of Security Holders.

The information set forth in the Introductory Note and in Items 1.01, 2.01, 3.01, 5.01 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 3.03.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note and in Items 2.01, 5.02 and 5.03 of this Current Report on Form 8-K is incorporated by reference into this Item 5.01.

As a result of the consummation of the Merger, WestRock became a wholly owned subsidiary of Smurfit WestRock.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.02.

Pursuant to the Transaction Agreement, from and after the Merger Effective Time, the directors of Merger Sub immediately before the Merger Effective Time became the directors of the Surviving Corporation.

Item 5.03.	Amendments to Articles of Incorporation or Bylaws; Changes in Fiscal Year.

The information set forth in the Introductory Note and in Item 2.01 of this Current Report on Form 8-K is incorporated by reference into this Item 5.03.

Pursuant to the Transaction Agreement, at the Merger Effective Time, the Certificate of Incorporation of WestRock and bylaws of WestRock, as in effect immediately prior to the Merger Effective Time, were amended and restated in their entirety to read as prescribed by the terms of the Transaction Agreement.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Description of Exhibit

2.1	Transaction Agreement, dated as of September 12, 2023, by and among Smurfit Kappa, WestRock, Merger Sub and Smurfit WestRock* (incorporated by reference to Exhibit 2.1 to the Current Report on Form 8-K filed by WestRock on September 12, 2023).

4.1	Sixth Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of August 24, 2017, by and among WestRock, WRKCo, RKT, MWV, Smurfit WestRock, US Holdings, SKT, SKA, Smurfit Kappa, SKI, SKTF, SIBV and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.23 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.2	Fifth Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of December 3, 2018, by and among WestRock, WRKCo, RKT, MWV, Smurfit WestRock, US Holdings, SKT, SKA, Smurfit Kappa, SKI, SKTF, SIBV and The Bank of New York Mellon Trust Company, N.A., as Trustee (incorporated by reference to Exhibit 4.29 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.3	First Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of February 16, 2015, by and among SKA, Smurfit WestRock, US Holdings, WestRock, WRKCo, RKT and MWV and Deutsche Trustee Company Limited, as Trustee (incorporated by reference to Exhibit 4.2 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.4	Third Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of June 28, 2018, by and among SKA, Smurfit WestRock, US Holdings, WestRock, WRKCo, RKT and MWV and Deutsche Trustee Company Limited, as Trustee (incorporated by reference to Exhibit 4.6 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.5	Second Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of September 16, 2019, by and among SKT, Smurfit WestRock, US Holdings, WestRock, WRKCo, RKT and MWV and Deutsche Trustee Company Limited, as Trustee (incorporated by reference to Exhibit 4.11 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.6	Second Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of September 22, 2021, by and among SKT, Smurfit WestRock, US Holdings, WestRock, WRKCo, RKT and MWV and Deutsche Trustee Company Limited, as Trustee (incorporated by reference to Exhibit 4.14 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.7	First Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of April 3, 2024, by and among SKT, Smurfit WestRock, US Holdings, WestRock, WRKCo, RKT and MWV and Deutsche Bank Trust Company Americas, as Trustee (incorporated by reference to Exhibit 4.16 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.8	First Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of November 15, 1995, by and among SKTF, Smurfit WestRock, US Holdings, WestRock, WRKCo, RKT and MWV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.8 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.9	Form of Indenture, dated as of March 1, 1983, between Westvaco Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 2 of Westvaco Corporation’s Registration Statement on Form 8-A filed on January 24, 1984).

4.10	First Supplemental Indenture, dated as of January 31, 2002, to the Indenture dated March 1, 1983, by and among Westvaco Corporation, MeadWestvaco Corporation, The Mead Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 of MeadWestvaco Corporation’s Current Report on Form 8-K filed on February 1, 2002).

4.11	Second Supplemental Indenture, dated as of December 31, 2002, to the Indenture dated March 1, 1983, between MeadWestvaco Corporation and The Bank of New York, as Trustee (incorporated by reference to Exhibit 4.1 of MeadWestvaco Corporation’s Current Report on Form 8-K filed on January 7, 2003).

4.12	Third Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated March 1, 1983, between MWV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.4 of WRKCo’s Current Report on Form 8-K filed on July 2, 2015).

4.13	Fourth Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated March 1, 1983, between MWV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.4 of WRKCo’s Current Report on Form 8-K filed on November 5, 2018).

4.14	Fifth Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of March 1, 1983, among MWV, Smurfit WestRock, US Holdings, SKT, SKA, Smurfit Kappa, SKI, SKTF, SIBV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.35 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.15	Indenture, dated as of February 1, 1993, between The Mead Corporation and The First National Bank of Chicago, as Trustee (incorporated by reference to Exhibit 4.vv to MeadWestvaco Corporation’s Annual Report on Form 10-K for the Transition Period ended December 31, 2001, filed on March 18, 2002).

4.16	First Supplemental Indenture, dated as of January 31, 2002, to the Indenture, dated as of February 1, 1993, between The Mead Corporation, MeadWestvaco Corporation, Westvaco Corporation and Bank One Trust Company, NA, as Trustee (incorporated by reference to Exhibit 4.3 of MeadWestvaco Corporation’s Current Report on Form 8-K filed on February 1, 2002).

4.17	Second Supplemental Indenture, dated as of December 31, 2002, to the Indenture, dated as of February 1, 1993, between MW Custom Papers, Inc. and Bank One Trust Company, NA, as Trustee (incorporated by reference to Exhibit 4.4 of MeadWestvaco Corporation’s Current Report on Form 8-K filed on January 7, 2003).

4.18	Third Supplemental Indenture, dated as of December 31, 2002, to the Indenture, dated as of February 1, 1993, between MeadWestvaco Corporation and Bank One Trust Company, NA, as Trustee (incorporated by reference to Exhibit 4.5 of MeadWestvaco’s Current Report on Form 8-K filed on January 7, 2003).

4.19	Fourth Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of February 1, 1993, between MWV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.5 of WRKCo’s Current Report on Form 8-K filed on July 2, 2015).

4.20	Fifth Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of February 1, 1993, between MWV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.5 of WRKCo’s Current Report on Form 8-K filed on November 5, 2018).

4.21	Sixth Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of February 1, 1993, among MWV, Smurfit WestRock, US Holdings, SKT, SKA, Smurfit Kappa, SKI, SKTF, SIBV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.42 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

4.22	Indenture, dated as of April 2, 2002, by and among MeadWestvaco Corporation, Westvaco Corporation, The Mead Corporation and The Bank of New York, as Trustee, (incorporated by reference to Exhibit 4(a) of MeadWestvaco Corporation’s Current Report on Form 8-K filed on April 2, 2002).

4.23	First Supplemental Indenture, dated as of July 1, 2015, to the Indenture dated as of April 2, 2002, between MeadWestvaco Corporation and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.6 of WRKCo’s Current Report on Form 8-K filed on July 2, 2015).

4.24	Second Supplemental Indenture, dated as of November 2, 2018, to the Indenture dated as of April 2, 2002, between MWV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.6 of WRKCo’s Current Report on Form 8-K filed on November 5, 2018).

4.25	Third Supplemental Indenture, dated as of July 5, 2024, to the Indenture dated as of April 2, 2002, among MWV, Smurfit WestRock, US Holdings, SKT, SKA, Smurfit Kappa, SKI, SKTF, SIBV and The Bank of New York Mellon, as Trustee (incorporated by reference to Exhibit 4.46 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

10.1	Form of Amended and Restated Dealer Agreement, dated as of July 5, 2024, among WRKCo, the Guarantors (other than WRKCo) and the Dealer party thereto (incorporated by reference to Exhibit 10.13 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

10.2	Multicurrency Term and Revolving Facilities Agreement, dated as of June 28, 2024, among inter alia, SKA, SKT, the Original Guarantors, the Financial Institutions from time to time party thereto and Wells Fargo Bank, National Association, as Agent* (incorporated by reference to Exhibit 10.3 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

10.3	Accession Letter, dated as of July 2, 2024, between WestRock and SKI (incorporated by reference to Exhibit 10.5 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

10.4	Accession Letter, dated as of July 2, 2024, between WRKCo and SKI (incorporated by reference to Exhibit 10.6 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

10.5	Accession Letter, dated as of July 2, 2024, between MWV and SKI (incorporated by reference to Exhibit 10.7 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

10.6	Accession Letter, dated as of July 2, 2024, between RKT and SKI (incorporated by reference to Exhibit 10.8 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

10.7	Second Amendment to Credit Agreement, dated as of July 5, 2024 among WestRock, WestRock Southeast, LLC, the other subsidiaries of WestRock from time to time party thereto, the lenders and voting participants from time to time party thereto and CoBank, ACB, as administrative agent* (incorporated by reference to Exhibit 10.12 of Smurfit WestRock’s Current Report on Form 8-K filed on July 8, 2024).

10.8	Omnibus Amendment No. 3, dated as of July 5, 2024, by and among WestRock, Smurfit WestRock, WFI, certain other subsidiaries of WestRock, as originators, WestRock Converting, LLC, as servicer, Rabo, as administrative agent, and the lenders party thereto.*

104	Cover Page Interactive Data File - the cover page iXBRL tags are embedded within the Inline XBRL document.

*Annexes, schedules and/or exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. WestRock agrees to furnish supplementally a copy of any omitted attachment to the SEC on a confidential basis upon request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WESTROCK COMPANY
(Registrant)

Date: July 8, 2024	By:	/s/ Denise R. Singleton
Denise R. Singleton
Executive Vice President, General Counsel and Secretary